                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-5970

                               CASH ACCOUNT TRUST
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)

               222 South Riverside Plaza, Chicago, Illinois, 60606
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        4/30

Date of reporting period:       4/30/04

ITEM 1.  REPORT TO STOCKHOLDERS

ANNUAL REPORT TO SHAREHOLDERS

Premium Reserve
Money Market
Shares Fund #97

Institutional
Money Market
Shares Fund #146

Money Market Portfolio

April 30, 2004

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, visit scudder.com. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Principal Underwriter
Scudder Distributors, Inc.
222 S. Riverside Plaza
Chicago, IL 60606

CATPI-2 (31609 6/04)

Portfolio Management Review

In the following interview, Portfolio Manager Geoffrey Gibbs discusses Cash Account Trust - Money Market Portfolio's performance and the market environment for the 12-month period ended April 30, 2004.

Q: Will you describe the money market environment during the period?

A: Following a series of Federal Reserve Board interest rate reductions, the US economy began to stabilize beginning in the fall of 2003. The money market yield curve steepened, and - following a long period of declining short-term interest rate levels - we were finally able to extend the fund's maturity. In December, the Fed removed its antideflation bias and maintained its focus on the need for job creation. April 2004 marked a huge turnaround for the economy with a surprisingly strong employment report, which, in turn, kicked off a month of strong economic data. With a substantial sell-off in the bond market late in the period, the one-year LIBOR rate rose sharply as investors began to "price in" the possibility of a Fed rate hike as early as June 2004.1

1 LIBOR, or the London Interbank Offered Rate, is the most widely used benchmark or reference rate for short-term interest rates. LIBOR is the rate of interest at which banks borrow funds from other banks, in large volume, in the international market.

Q: How was the Money Market Portfolio positioned for the period?

A: During the period, we pursued a "barbell" strategy. That is, we purchased longer-duration instruments with maturities of six to nine months - and increasingly - short-term securities with maturities of three months or less; we kept the shorter-term securities in the portfolio to meet liquidity needs. In addition, we deemphasized callable securities as they became a less useful cash management tool as yield spreads compressed. Over the 12-month period, we maintained an average maturity of approximately 60 to 65 days.

Toward the close of 2003, we increased the fund's allocation in floating-rate securities. The purpose of this strategy is to position the fund to benefit if the Fed decided to increase short-term interest rates earlier than expected. The interest rate of floating rate securities adjusts periodically, based on the position of the yield curve. There are floating rate securities that adjust daily, monthly and quarterly, based off of indices such as LIBOR and the federal funds rate. During the first quarter of 2004 we also invested in short-term UK mortgage securities, which offered a AAA rating, diversification for the portfolio and similar floating-rate characteristics. In April, with the sharp spike in the LIBOR rate, we began to extend the fund's purchases further out on the yield curve while monitoring average maturity. Late in the period, we purchased three- to six-month issues and in some cases one-year callable securities.

Q: How did the portfolio perform during the period?

A: For the period, the Money Market Portfolio registered favorable performance and achieved its stated objectives of providing maximum current income while maintaining stability of capital.

Portfolio Performance
As of April 30, 2004

Performance is historical and does not guarantee future results. Current performance may be lower or higher than the performance data quoted.
An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in them.
7-Day Current Yield
Premium Reserve Money Market Shares	.59%
Institutional Money Market Shares	.90%

Yields are historical, will fluctuate, and do not guarantee future performance. The 7-day current yield refers to the income paid by the portfolios over a 7-day period expressed as an annual percentage rate. For the most current yield information, visit our Web site at www.scudder.com.

Q: Do you anticipate any change in your management strategies?

A: Going forward, we will continue our insistence on the highest credit quality within the portfolio. We also plan to maintain our conservative investment strategies and standards. We continue to apply a careful approach to investing on behalf of the portfolio and to seek competitive yields for our shareholders.

The views expressed in this report reflect those of the portfolio managers only through the end of the period stated above. The managers' views are subject to change at any time based on market and other conditions.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Portfolio of Investments as of April 30, 2004

Money Market Portfolio	Principal Amount ($)	Value ($)

Certificates of Deposit and Bank Notes 23.8%
Abbey National Treasury Services PLC, 1.03%, 12/8/2004	30,000,000	29,994,511
ABN AMRO Bank NV, 1.17%, 10/13/2004	10,000,000	10,000,000
BNP Paribas SA, 1.09%, 5/10/2004	20,000,000	20,000,025
Credit Agricole Indosuez SA:
1.15%, 10/29/2004	30,000,000	30,000,000
1.2%, 12/23/2004	50,000,000	50,000,000
Credit Lyonnais AG:
1.09%, 8/25/2004	25,000,000	25,002,374
1.14%, 12/31/2004	18,000,000	18,000,000
1.21%, 12/23/2004	25,000,000	25,000,000
Dresdner Bank AG, 1.13%, 5/5/2004	73,000,000	73,000,000
HSBC Bank USA, 1.26%, 10/27/2004	100,000,000	100,000,000
KBC Bank NV, 1.17%, 10/27/2004	20,000,000	20,000,000
Kredietbank, 1.26%, 9/9/2004	25,000,000	25,015,666
Landesbank Baden Wurttemberg, 1.33%, 8/10/2004	10,000,000	10,002,206
Landesbank Hessen-Thuringen Girozentrale, 1.27%, 9/13/2004	15,000,000	14,998,702
National Australia Bank Ltd.:
1.17%, 10/13/2004	10,000,000	10,000,000
1.28%, 1/13/2005	60,000,000	60,045,659
1.45%, 10/21/2004	80,000,000	80,000,000
Norddeutsche Landesbank Girozentrale, 1.19%, 8/27/2004	20,000,000	19,994,490
Societe Generale, 1.05%, 5/4/2004	40,000,000	39,999,990
SouthTrust Bank NA, 1.08%, 9/9/2004	50,000,000	50,000,000
UniCredito Italiano Bank PLC, 1.105%, 8/17/2004	70,000,000	70,001,044
Total Certificates of Deposit and Bank Notes (Cost $781,054,667)		781,054,667

Commercial Paper 33.3%
Alliance & Leicester Corp., 1.06%**, 5/4/2004	40,000,000	39,996,467
Archer-Daniels-Midland Co., 1.04%**, 6/29/2004	25,000,000	24,957,389
Bear Stearns & Co., Inc., 1.045%**, 7/9/2004	60,000,000	59,879,825
Cancara Asset Securitization LLC, 1.04%**, 6/10/2004	25,000,000	24,971,111
CIT Group Holdings, Inc.:
1.05%**, 6/24/2004	25,000,000	24,960,625
1.07%**, 6/14/2004	15,000,000	14,980,383
1.07%**, 7/16/2004	24,000,000	23,945,787
1.17%**, 6/21/2004	11,000,000	10,981,767
1.18%**, 5/10/2004	30,000,000	29,991,150
Citigroup Global Markets Holdings, Inc., 1.04%**, 6/22/2004	75,000,000	74,887,333
DEPFA Bank Europe PLC, 1.1%**, 8/16/2004	50,000,000	49,836,528
Dorada Finance, Inc.:
1.05%**, 6/22/2004	20,000,000	19,969,667
1.07%**, 7/8/2004	30,000,000	29,939,366
Dresdner US Finance, Inc.:
1.09%**, 5/4/2004	25,000,000	24,997,729
1.11%**, 5/5/2004	20,000,000	19,997,534
Goldman Sachs Group, Inc.:
1.21%, 9/3/2004	50,000,000	50,000,000
1.27%, 11/8/2004	40,000,000	40,000,000
1.43%, 9/3/2004	50,000,000	50,000,000
Grampian Funding LLC:
1.05%**, 6/11/2004	40,000,000	39,952,167
1.14%**, 10/5/2004	42,750,000	42,537,461
1.18%**, 5/11/2004	30,000,000	29,990,167
Greyhawk Funding LLC:
1.05%**, 5/21/2004	25,300,000	25,285,241
1.05%**, 5/26/2004	25,000,000	24,981,771
1.06%**, 7/12/2004	39,000,000	38,917,320
Irish Life and Permanent PLC, 1.14%**, 7/14/2004	20,000,000	19,953,133
K2 (USA) LLC:
1.05%**, 5/4/2004	20,000,000	19,998,250
1.1%**, 8/25/2004	20,000,000	19,929,111
1.17%**, 5/25/2004	20,000,000	19,984,400
Lake Constance Funding LLC, 1.07%**, 7/7/2004	10,000,000	9,980,086
Perry Global Funding LLC, 1.14%**, 9/22/2004	29,816,000	29,680,039
Prudential Funding LLC, 1.06%**, 5/3/2004	50,000,000	49,997,056
RWE AG:
1.06%**, 5/10/2004	25,000,000	24,993,375
1.07%**, 9/8/2004	20,000,000	19,922,722
Scaldis Capital LLC, 1.04%**, 6/15/2004	32,667,000	32,624,533
Sheffield Receivables Corp., 1.04%**, 5/12/2004	23,060,000	23,052,672
WestPac Capital Corp., 1.195%**, 6/3/2004	10,000,000	9,989,046
Total Commercial Paper (Cost $1,096,061,211)		1,096,061,211

Floating Rate Notes* 29.0%
American Honda Finance Corp.:
144A, 1.26%, 6/10/2004	25,000,000	25,005,694
144A, 1.26%, 10/4/2004	15,000,000	15,012,492
144A, 1.28%, 5/10/2004	15,000,000	15,000,754
144A, 1.29%, 10/7/2004	10,000,000	10,008,314
144A, 1.29%, 2/11/2005	30,500,000	30,539,676
Associates Corp. of North America, Senior Note, 1.21%, 6/15/2004	9,000,000	9,000,000
Associates First Capital Corp., 1.21%, 6/25/2004	10,500,000	10,500,000
Banco Bilbao Vizcaya NA, 1.05%, 3/23/2005	50,000,000	49,993,271
Bank of Scotland Treasury Services PLC, 144A, 1.23%, 5/28/2004	10,000,000	10,000,893
Bayerische Landesbank Girozentrale, 1.06%, 8/25/2004	17,000,000	16,999,998
Beta Finance, Inc.:
144A, 1.035%, 4/15/2005	30,000,000	29,992,829
144A, 1.055%, 9/15/2004	20,000,000	19,999,241
Blue Heron Funding Ltd., "A1", Series 6A, 144A, 1.13%, 5/19/2004	10,000,000	10,000,000
Canadian Imperial Bank of Commerce:
1.055%, 5/28/2004	50,000,000	49,999,445
1.06%, 6/21/2004	10,000,000	10,000,098
1.07%, 8/25/2004	30,000,000	30,001,438
CC (USA), Inc.:
144A, 1.365%, 8/9/2004	40,000,000	40,006,512
144A, 1.37%, 8/11/2004	25,000,000	25,006,671
General Electric Capital Corp.:
1.26%, 9/15/2004	20,000,000	20,014,361
1.313%, 5/14/2004	5,000,000	5,000,339
1.37%, 10/25/2004	21,950,000	21,975,788
Granite Mortgage PLC, "IAI" Series 2004-1, 1.06%, 12/20/2004	11,240,506	11,240,506
Lehman Brothers Holdings, Inc., 1.06%, 9/7/2004	20,000,000	20,000,000
Links Finance LLC, 1.11%, 1/18/2005	10,000,000	10,003,209
Merrill Lynch & Co., Inc.:
1.09%, 2/4/2005	30,000,000	30,000,000
1.38%, 2/3/2005	20,000,000	20,045,963
1.46%, 1/13/2005	15,000,000	15,038,166
Morgan Stanley, 1.13%, 8/27/2004	35,000,000	35,000,000
Natexis Banque NY, 1.055%, 10/20/2004	20,000,000	19,998,099
National City Bank of Cleveland, 1.1%, 7/19/2004	14,000,000	14,001,221
Norddeutsche Landesbank Girozentrale, 1.045%, 1/24/2005	50,000,000	49,994,466
Permanent Financing PLC, "1A", Series 4, 1.05%, 3/10/2005	25,000,000	25,000,000
Royal Bank of Scotland NY PLC, 1.025%, 8/27/2004	20,000,000	19,998,349
Societe Generale:
1.023%, 12/6/2004	20,000,000	19,996,658
1.035%, 12/10/2004	30,000,000	29,993,540
1.038%, 11/30/2004	40,000,000	39,993,534
SunTrust Bank NA, 1.08%, 4/1/2005	40,000,000	40,003,653
Swedbank AB, 1.06%, 10/12/2004	50,000,000	49,996,591
Tango Finance Corp. Ltd., 144A, 1.06%, 1/20/2005	33,000,000	32,997,597
Westdeutsche Landesbank AG, 1.05%, 9/13/2004	15,000,000	14,999,160
Total Floating Rate Notes (Cost $952,358,526)		952,358,526
Municipal Investments 0.9%
California, Department Water Resources Powersupply Revenue, Series C-13, 1.09%, 5/1/2022 (b) (c)	22,875,000	22,875,000
Texas, State General Obligation, Series A-2, 1.07%, 12/1/2029 (b) (c)	6,500,000	6,500,000
Texas, State General Obligation, Series A-2, 1.07%, 12/1/2033 (b) (c)	755,000	755,000
Total Municipal Investments (Cost $30,130,000)		30,130,000

Short-Term Notes 1.1%
Bank of America Corp., 6.625%, 6/15/2004	23,000,000	23,155,292
General Electric Capital Corp., 7.25%, 5/3/2004	4,500,000	4,501,501
Nissan Auto Receivables Owners Trust, "1A1", Series 2004-A, 1.07%, 3/15/2005	7,575,385	7,575,385
Total Short-Term Notes (Cost $35,232,178)		35,232,178

US Government Sponsored Agencies 5.7%
Federal Home Loan Mortgage Corp., 1.085%, 11/7/2005	25,000,000	25,000,000
Federal Home Loan Mortgage Corp., 1.1%*, 10/7/2005	70,000,000	70,000,000
Federal National Mortgage Association, 0.98%**, 10/3/2005	55,000,000	54,948,879
Federal National Mortgage Association, 3.0%, 6/15/2004	40,000,000	40,087,664
Total US Government Sponsored Agencies (Cost $190,036,543)		190,036,543

Government National Mortgage Association 0.3%
Government National Mortgage Association, 1.13%, 7/23/2004 (Cost $10,000,000)	10,000,000	10,000,000

US Government Backed 0.6%
US Treasury Note, 2.0%, 11/30/2004 (Cost $20,100,126)	20,000,000	20,100,126

Time Deposit 1.2%
CSFB Finance, 1.055%, 6/4/2004 (Cost $40,000,000)	40,000,000	40,000,000

Repurchase Agreements 4.1%
Goldman Sachs Co., Inc., 1.05%, dated 4/30/2004, to be repurchased at $62,005,425 on 5/3/2004 (d)	62,000,000	62,000,000
Morgan Stanley, 1.06%, dated 4/30/2004, to be repurchased at $66,005,830 on 5/3/2004 (e)	66,000,000	66,000,000
State Street Bank and Trust Co., 0.97%, dated 4/30/2004, to be repurchased at $5,673,458 on 5/3/2004 (f)	5,673,000	5,673,000
Total Repurchase Agreements (Cost $133,673,000)		133,673,000
Total Investment Portfolio - 100.0% (Cost $3,288,646,251) (a)		3,288,646,251

* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of April 30, 2004.
** Annualized yield at the time of purchase; not a coupon rate.
(a) Cost for federal income tax purposes was $3,288,646,251.
(b) Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rate as of April 30, 2004.
(c) Security incorporates a letter of credit from a major bank.
(d) Collateralized by a $67,182,612 Federal National Mortgage Association, 4.5%, maturing on 10/21/2033 with a value of $62,996,463.
(e) Collateralized by:
Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)

18,638,729	Federal Home Loan Mortgage Corporation	4.5-9.0	9/1/2007-10/1/2033	19,615,732
45,891,634	Federal National Mortgage Association	4.0-10.0	4/1/2007-4/1/2034	47,543,010
Total Collateral Value				67,158,742

(f) Collateralized by a $5,445,000 Federal National Mortgage Association, 5.25%, maturing on 1/15/2006 with a value of $5,788,716.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statements of Assets and Liabilities as of April 30, 2004
Assets	Money Market Portfolio
Investments: Investments in securities, at amortized cost	$ 3,154,973,251
Repurchase agreements, at amortized cost	133,673,000
Total investments in securities, at amortized cost	3,288,646,251
Cash	214
Interest receivable	6,036,053
Receivable for Fund shares sold	15,905
Other assets	105,419
Total assets	3,294,803,842
Liabilities
Dividends payable	57,201
Payable for Fund shares redeemed	493,606
Accrued management fee	447,864
Other accrued expenses and payables	4,697,585
Total liabilities	5,696,256
Net assets, at value	$ 3,289,107,586
Net Assets
Net assets consist of: Undistributed net investment income	107,523
Accumulated net realized gain (loss)	(787,377)
Paid-in capital	3,289,787,440
Net assets, at value	$ 3,289,107,586

The accompanying notes are an integral part of the financial statements.

Statements of Assets and Liabilities as of April 30, 2004 (continued)
Net Asset Value	Money Market Portfolio
Institutional Shares Net assets applicable to shares outstanding	$ 105,544,261
Shares outstanding of capital stock, $.01 par value, unlimited number of shares authorized	105,541,426
Net Asset Value, offering and redemption price per share (net assets/shares outstanding)	$ 1.00
Institutional Select Money Market Shares Net assets applicable to shares outstanding	$ 1,220
Shares outstanding of capital stock, $.01 par value, unlimited number of shares authorized	1,220
Net Asset Value, offering and redemption price per share (net assets/shares outstanding)	$ 1.00
Premier Money Market Shares Net assets applicable to shares outstanding	$ 2,925,265,912
Shares outstanding of capital stock, $.01 par value, unlimited number of shares authorized	2,925,140,337
Net Asset Value, offering and redemption price per share (net assets/shares outstanding)	$ 1.00
Premium Reserve Money Market Shares Net assets applicable to shares outstanding	$ 257,144,006
Shares outstanding of capital stock, $.01 par value, unlimited number of shares authorized	257,060,251
Net Asset Value, offering and redemption price per share (net assets/shares outstanding)	$ 1.00
Service Shares Net assets applicable to shares outstanding	$ 1,152,187
Shares outstanding of capital stock, $.01 par value, unlimited number of shares authorized	1,153,311
Net Asset Value, offering and redemption price per share (net assets/shares outstanding)	$ 1.00

The accompanying notes are an integral part of the financial statements.

Statements of Operations for the year ended April 30, 2004
Investment Income	Money Market Portfolio
Income: Interest	$ 38,011,396
Expenses: Management fee	5,457,329
Services to shareholders	10,948,455
Custodian fees	181,701
Distribution service fees	15,368,594
Auditing	57,082
Legal	60,844
Trustees' fees and expenses	65,866
Reports to shareholders	299,173
Registration fees	34,005
Other	195,628
Total expenses, before expense reductions	32,668,677
Expense reductions	(267,666)
Total expenses, after expense reductions	32,401,011
Net investment income	5,610,385
Net realized gain (loss) on investment transactions	86,771
Net increase (decrease) in net assets resulting from operations	$ 5,697,156

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Money Market Portfolio
	Years Ended April 30,
	2004	2003
Operations: Net investment income	$ 5,610,385	$ 45,474,992
Net realized gain (loss)	86,771	1,127
Net increase in net assets resulting from operations	5,697,156	45,476,119
Distributions to shareholders from net investment income: Institutional Money Market Shares	(952,664)	(1,572,410)
Institutional Select Money Market Shares	(9)	(6)
Premier Money Market Shares	(3,416,386)	(21,555,663)
Premium Reserve Money Market Shares	(1,191,736)	(1,519,807)
Service Shares	(1,145)	(20,182,605)
Fund share transactions at net asset value of $1.00 per share: Proceeds from shares sold	3,642,546,705	12,799,419,515
Reinvestment of distributions	5,149,061	50,242,609
Cost of shares redeemed	(3,625,088,308)	(19,121,803,208)
Net increase (decrease) in net assets from Fund share transactions	22,607,458	(6,272,141,084)
Increase (decrease) in net assets	22,742,674	(6,271,495,456)
Net assets at beginning of period	3,266,364,912	9,537,860,368
Net assets at end of period (Including undistributed net investment income of $107,523 and $59,078, respectively)	$ 3,289,107,586	$ 3,266,364,912

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Money Market Portfolio - Institutional Money Market Shares

Years Ended April 30,	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	.009	.014	.03	.06	.05
Less distributions from net investment income	(.009)	(.014)	(.03)	(.06)	(.05)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return (%)	.93	1.45[a]	2.85[a]	6.32[a]	5.50[a]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	106	110	100	287	183
Ratio of expenses before expense reductions (%)	.24	.31	.25	.27	.29
Ratio of expenses after expense reductions (%)	.24	.25	.23	.25	.25
Ratio of net investment income (%)	.92	1.44	2.83	6.25	5.58

Money Market Portfolio - Premium Reserve Money Market Shares

Years Ended April 30,	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	.006	.011	.03	.06	.05
Less distributions from net investment income	(.006)	(.011)	(.03)	(.06)	(.05)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return (%)	.63	1.06	2.56	5.87	5.05
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	257	132	133	105	17
Ratio of expenses (%)	.53	.58	.52	.67	.68
Ratio of net investment income (%)	.63	1.12	2.54	5.54	5.31

a Total return would have been lower had certain expenses not been reduced.

Notes to Financial Statements

1. Significant Accounting Policies

Cash Account Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company organized as a Massachusetts business trust.

The Trust offers three portfolios: Money Market Portfolio, Government & Agency Securities Portfolio (formerly Government Securities Portfolio) and Tax-Exempt Portfolio (the "Portfolios"). The financial statements of the Government & Agency Securities Portfolio and Tax-Exempt Portfolio are presented in separate annual reports. Money Market Portfolio offers five classes of shares: Institutional Money Market Shares, Institutional Select Money Market Shares, Premier Money Market Shares, Premium Reserve Money Market Shares and Service Shares. The financial highlights for the Premier Money Market Shares, Service Shares and Institutional Select Money Market Shares of the Portfolio are provided separately and are available upon request.

The Portfolio's investment income, realized and unrealized gains and losses, and certain Portfolio-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares of that portfolio, except that each class bears certain expenses unique to that class such as distribution service fees, shareholder service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Trust have equal rights with respect to voting subject to class-specific arrangements.

The Portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Portfolio in the preparation of their financial statements.

Security Valuation. Portfolio securities are valued utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium.

Repurchase Agreements. The Portfolio may enter into repurchase agreements with certain banks and broker/dealers whereby the Portfolio, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodial bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Portfolio has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Portfolio's claims on the collateral may be subject to legal proceedings.

Federal Income Taxes. The Portfolio's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Portfolio paid no federal income taxes and no federal income tax provision was required.

At April 30, 2004, the Money Market Portfolio had a net tax basis capital loss carryforward of approximately $787,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until April 30, 2010, the expiration date, whichever occurs first.

Distribution of Income. Net investment income of the Portfolio is declared as a daily dividend and is distributed to shareholders monthly.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period. There were no significant book-to-tax differences for the Portfolios.

At April 30, 2004, the Portfolio's components of distributable earnings on a tax-basis are as follows:

Money Market Portfolio:
Undistributed ordinary income	$ 182,481
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (787,000)

In addition, during the years ended April 30, 2004 and April 30, 2003, the tax character of distributions paid to shareholders by the Portfolio is summarized as follows:

Portfolio	2004	2003
Money Market Portfolio:
Distributions from ordinary income	$ 5,561,940	$ 44,830,491

Expenses. Expenses of the Trust arising in connection with a specific Portfolio are allocated to that Portfolio. Other Trust expenses which cannot be directly attributed to a Portfolio are apportioned pro rata on the basis of relative net assets among the Portfolios in the Trust.

Other. Investment transactions are accounted for on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes.

2. Related Parties

Management Agreement. Under the Management Agreement, Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Trust in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Portfolio. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to 1/12 of the annual rate of 0.22% of the first $500,000,000 of the Portfolios' average daily net assets, 0.20% of the next $500,000,000 of such net assets, 0.175% of the next $1,000,000,000 of such net assets, 0.16% of the next $1,000,000,000 of such net assets and 0.15% of such net assets in excess of $3,000,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended April 30, 2004, the Portfolio incurred management fees equivalent to the following annual effective rates of the Portfolio's average daily net assets:

Portfolio	Effective Rate (%)
Money Market Portfolio	.17

The Advisor and certain of its subsidiaries have voluntarily agreed to maintain the annualized expenses of the Money Market Portfolio - Institutional Money Market Shares at 0.25% for the year ended April 30, 2004. Certain expenses such as taxes, brokerage and interest expense are excluded from the expense limitation.

In addition, the Advisor has agreed to voluntarily waive expenses as necessary to maintain a minimum yield. The waiver may be changed or terminated at any time without notice. Under these arrangements, the Advisor waived certain shareholder service fees shown below on the Premier Money Market Shares and Service Shares of the Portfolio.

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the transfer, dividend-paying and shareholder service agent of the Trust. For the year ended April 30, 2004, the amount charged to the Portfolio by SISC was as follows:

Portfolio	Total Aggregated	Shareholder service fees waived by SISC	Unpaid at April 30, 2004
Money Market Portfolio:
Institutional Money Market Shares	$ 16,915	$ -	$ 5,919
Institutional Select Money Market Shares*	-	-	-
Premier Money Market Shares	10,231,132	265,791	3,028,475
Premium Reserve Money Market Shares	163,499	-	67,873
Service Shares	3,173	25	1,246

* Fee for period is less than $1.

Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The cost and expense of such delegations are borne by SISC, not by the Fund.

Distribution Service Agreement. The Trust has a distribution service agreement with Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor. For its services as primary distributor, the Trust pays SDI an annual fee ("Distribution Fee") of 0.60%, 0.60% and 0.50% of average daily net assets for the Service Shares of the Portfolio, 0.25% of average daily net assets for the Premier Money Market Shares of the Portfolio, up to 0.075% (currently 0.01%) of the average daily net assets for the Institutional Money Market Shares of the Portfolio and 0.10% of the average daily net assets for the Premium Reserve Shares of the Portfolio.

For the year ended April 30, 2004, the Distribution Fee was as follows:

Portfolio	Distribution Fee	Unpaid at April 30, 2004
Money Market Portfolio:
Institutional Money Market Shares	$ 10,332	$ 964
Premier Money Market Shares	7,431,978	598,502
Premium Reserve Money Market Shares	190,428	43,368
Service Shares	7,905	491

In addition, SDI provides information and administrative services to the Premier Money Market Shares, the Premium Reserve Money Market Shares and the Institutional Money Market Shares of the Money Market Portfolio which pay SDI a fee ("Service Fee") as follows:

The Premier Money Market Shares of the Portfolio pay SDI an annual fee of 0.25% of average daily net assets. The Premium Reserve Money Market Shares of the Money Market Portfolio pay SDI an annual fee of 0.15% of average daily net assets. The Institutional Money Market Shares of the Money Market Portfolio pay SDI an annual fee of up to 0.075% (currently 0.01%) of average daily net assets. A portion of these fees may be paid pursuant to a Rule 12b-1 Plan.

For the year ended April 30, 2004, the Service Fee was as follows:

Portfolio	Service Fee	Unpaid at April 30, 2004
Money Market Portfolio:
Institutional Money Market Shares	$ 10,332	$ 962
Premier Money Market Shares	7,431,978	598,751
Premium Reserve Money Market Shares	285,641	65,053

Trustees' Fees and Expenses. The Trust pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

3. Expense Off-Set Arrangements

The Trust has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of each Portfolio's expenses. During the year ended April 30, 2004, the Money Market Portfolio's custody and transfer agent fees were reduced as follows:

Portfolio	Custodian Fee ($)	Transfer Agent Fees ($)
Money Market Portfolio	1,850	-

4. Line of Credit

The Trust and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Portfolio may borrow up to a maximum of 33 percent of its net assets under the agreement.

5. Share Transactions

The following table summarizes share and dollar activity in the Portfolio:

Money Market Portfolio	Year Ended April 30, 2004		Year Ended April 30, 2003
	Shares	Dollars	Shares	Dollars
Shares sold
Institutional Money Market Shares	243,026,732	$ 243,027,111	981,607,682	$ 981,607,682
Institutional Select Money Market Shares	207	207	1,000*	1,000*
Premier Money Market Shares	2,883,284,993	2,883,296,580	3,448,500,422	3,448,500,422
Premium Reserve Money Market Shares	511,412,653	511,413,148	180,254,844	180,254,845
Service Shares	4,797,136	4,809,659	8,189,055,567	8,189,055,566
		$ 3,642,546,705		$ 12,799,419,515
Shares issued to shareholders in reinvestment of distributions
Institutional Money Market Shares	848,891	$ 848,891	1,329,016	$ 1,329,016
Institutional Select Money Market Shares	9	9	4*	4*
Premier Money Market Shares	3,403,721	3,403,721	23,841,865	23,841,865
Premium Reserve Money Market Shares	895,295	895,295	1,669,719	1,669,719
Service Shares	1,145	1,145	23,402,005	23,402,005
		$ 5,149,061		$ 50,242,609
Shares redeemed
Institutional Money Market Shares	(248,329,358)	$ (248,329,738)	(972,702,657)	$ (972,702,657)
Premier Money Market Shares	(2,984,475,523)	(2,984,487,247)	(3,002,440,948)	(3,002,440,948)
Premium Reserve Money Market Shares	(387,041,574)	(387,042,059)	(182,931,703)	(182,931,703)
Service Shares	(5,216,785)	(5,229,264)	(14,963,727,900)	(14,963,727,900)
		$ (3,625,088,308)		$ (19,121,803,208)
Net increase (decrease)
Institutional Money Market Shares	(4,453,735)	$ (4,453,736)	10,234,041	$ 10,234,041
Institutional Select Money Market Shares	216	216	1,004*	1,004*
Premier Money Market Shares	(97,786,809)	(97,786,946)	469,901,339	469,901,339
Premium Reserve Money Market Shares	125,266,374	125,266,384	(1,007,140)	(1,007,139)
Service Shares	(418,504)	(418,460)	(6,751,270,328)	(6,751,270,329)
		$ 22,607,458		$ (6,272,141,084)

* For the period from December 2, 2002 (commencement of sales for Institutional Select Money Market Shares) to April 30, 2003.

6. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. We are unable to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, Deutsche Asset Management ("DeAM") and its affiliates, certain individuals, including in some cases Fund Trustees/Directors, and other parties. DeAM has undertaken to bear all liabilities and expenses incurred by the Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding fund valuation, market timing, revenue sharing or other subjects of the pending inquiries. Based on currently available information, DeAM believes the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect its ability to perform under its investment management agreements with the Scudder funds.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Cash Account Trust

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Money Market Portfolio (one of the portfolios constituting Cash Account Trust, the "Trust"), as of April 30, 2004, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of April 30, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Money Market Portfolio of Cash Account Trust at April 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Boston, Massachusetts
June 21, 2004

Tax Information

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you specific questions about your account, please call 1-800-621-1048.

Other Information

Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call us toll free at (800) 621-1048.

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of April 30, 2004. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois, 60606. Each Trustee's term of office extends until the next shareholder's meeting called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, retires, resigns or is removed as provided in the governing documents of the fund.

Independent Trustees
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
John W. Ballantine (1946) Trustee, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Enron Corporation (energy trading firm) (effective May 30, 2002); First Oak Brook Bancshares, Inc.; Oak Brook Bank; American Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company).	81
Lewis A. Burnham (1933) Trustee, 1977-present	Retired; formerly, Director of Management Consulting, McNulty & Company (1990-1998); prior thereto, Executive Vice President, Anchor Glass Container Corporation.	81
Donald L. Dunaway (1937) Trustee, 1980-present	Retired; formerly, Executive Vice President, A.O. Smith Corporation (diversified manufacturer) (1963-1994).	81
James R. Edgar (1946) Trustee, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty-care products).	81
Paul K. Freeman (1950) Trustee, 2002-present	President, Cook Street Holdings (consulting); Senior Visiting Research Scholar, Graduate School of International Studies, University of Denver; Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998).	81
Robert B. Hoffman (1936) Trustee, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (1999-2000); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999). Directorships: RCP Advisors, LLC (a private equity investment advisory firm).	81
Shirley D. Peterson (1941) Trustee, 1995-present	Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), US Department of Justice. Directorships: Federal Mogul Corp. (supplier of automotive components and subsystems); AK Steel (steel production); Goodyear Tire & Rubber Co.; Trustee, Bryn Mawr College. Former Directorship: Bethlehem Steel Corp.	81

Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Fred B. Renwick (1930) Trustee, 1988-present	Retired; Professor Emeritus of Finance, New York University, Stern School of Business (2001-present); formerly, Professor, New York University Stern School of Business (1965-2001). Directorships: The Wartburg Foundation; Chairman, Finance Committee of Morehouse College Board of Trustees; formerly, Director of Board of Pensions, Evangelical Lutheran Church in America; member of the Investment Committee of Atlanta University Board of Trustees; Chair of the Investment Committee, American Bible Society Board of Trustees.	81
John G. Weithers (1933) Trustee, 1993-present	Retired; formerly, Chairman of the Board and Chief Executive Officer, Chicago Stock Exchange. Directorships: Federal Life Insurance Company; Chairman of the Members of the Corporation and Trustee, DePaul University; formerly, International Federation of Stock Exchanges; Records Management Systems.	81

Interested Trustee and Officers[2]
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
William N. Shiebler[3] (1942) Chairman and Trustee, 2004-present	Chief Executive Officer in the Americas for Deutsche Asset Management ("DeAM") and a member of the DeAM Global Executive Committee (since 2002); Vice Chairman of Putnam Investments, Inc. (1999); Director and Senior Managing Director of Putnam Investments, Inc. and President, Chief Executive Officer, and Director of Putnam Mutual Funds Inc. (1990-1999)	147
Brenda Lyons[4] (1963) President, 2003-present	Managing Director, Deutsche Asset Management	n/a
Julian Sluyters[5] (1960) Chief Executive Officer, 2004-present	Managing Director, Deutsche Asset Management (since May 2004); President and Chief Executive Officer of The Brazil Fund, Inc., The Korea Fund, Inc., Scudder Global High Income Fund, Inc. and Scudder New Asia Fund, Inc. (since May 2004); President and Chief Executive Officer, UBS Fund Services (2001-2003); Chief Administrative Officer (1998-2001) and Senior Vice President and Director of Mutual Fund Operations (1991 to 1998) UBS Global Asset Management
n/a
Philip J. Collora (1945) Vice President and Assistant Secretary, 1986-present	Director, Deutsche Asset Management	n/a
Kenneth Murphy[4] (1963) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); Vice President, Scudder Distributors, Inc. (December 2002-present); formerly, Director, John Hancock Signature Services (1992-2000)	n/a
Charles A. Rizzo[4] (1957) Treasurer and Chief Financial Officer, 2002-present	Managing Director, Deutsche Asset Management (April 2004-present); formerly, Director, Deutsche Asset Management (April 2000-March 2004); Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)
n/a
John Millette[4] (1962) Secretary, 2001-present	Director, Deutsche Asset Management	n/a
Lisa Hertz[5] (1970) Assistant Secretary, 2003-present	Assistant Vice President, Deutsche Asset Management	n/a
Daniel O. Hirsch[6] (1954) Assistant Secretary, 2002-present	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)
n/a
Caroline Pearson[4] (1962) Assistant Secretary, 1998-present	Managing Director, Deutsche Asset Management	n/a
Kathleen Sullivan D'Eramo[4] (1957) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
Kevin Gay[4] (1959) Assistant Treasurer, 2004-present	Vice President, Deutsche Asset Management	n/a
Salvatore Schiavone[4] (1965) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a

1 Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, length of time served represents the date that each Officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of Trustees.
2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
3 Address: 280 Park Avenue, New York, New York
4 Address: Two International Place, Boston, Massachusetts
5 Address: 345 Park Avenue, New York, New York
6 Address: One South Street, Baltimore, Maryland

The fund's Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

ITEM 2.         CODE OF ETHICS.

As of the end of the period, April 30, 2004, Cash Account Trust has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its
President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund's Board of Directors/Trustees has determined that the Fund has at least one "audit committee financial expert" serving on its audit committee: Mr.
Donald L. Dunaway. This audit committee member is "independent," meaning that he is not an "interested person" of the Fund (as that term is defined in Section
2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An "audit committee financial expert" is not an "expert" for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an "audit committee financial expert." Further, the designation of a person as an "audit committee financial expert" does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the "audit committee financial expert"
designation. Similarly, the designation of a person as an "audit committee financial expert" does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                   CASH ACCOUNT TRUST - MONEY MARKET PORTFOLIO
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The  following  table  shows the  amount of fees that  Ernst  &  Young,  LLP
("E&Y"),  the Fund's auditor,  billed to the Fund during the Fund's last two fiscal years. For engagements with E&Y entered into on or after May 6, 2003, the Audit  Committee  approved  in  advance  all audit  services  and  non-audit services that E&Y provided to the Fund.

The Audit Committee has delegated certain  pre-approval  responsibilities to its
Chairman (or, in his absence, any other member of the Audit Committee).

               Services that the Fund's Auditor Billed to the Fund

--------------------------------------------------------------------------------
   Fiscal       Audit      Audit-Related     Tax Fees      All Other
Year Ended   Fees Billed    Fees Billed       Billed      Fees Billed
  April 30     to Fund       to Fund          to Fund       to Fund
--------------------------------------------------------------------------------
2004          $44,608          $0             $6,066         $364
--------------------------------------------------------------------------------
2003          $39,242          $0             $6,925           $0
--------------------------------------------------------------------------------

The above "Tax Fees" were  billed for  professional  services  rendered  for tax compliance.

           Services that the Fund's Auditor Billed to the Adviser and
                        Affiliated Fund Service Providers

The  following  table  shows the amount of fees  billed by  E&Y to  Deutsche
Investment Management Americas,  Inc. ("DeIM" or the "Adviser"),  and any entity
controlling,   controlled  by  or  under  common  control  with  DeIM  ("Control
Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service
Provider"),  for  engagements  directly  related  to the Fund's  operations  and financial reporting, during the Fund's last two fiscal years.

--------------------------------------------------------------------------------
                 Audit-Related            Tax Fees             All Other
Fiscal           Fees Billed to           Billed to           Fees Billed
 Year             Adviser and            Adviser and         to Adviser and
 Ended          Affiliated Fund        Affiliated Fund      Affiliated Fund
April 30       Service Providers      Service Providers    Service Providers
--------------------------------------------------------------------------------
2004               $149,900                 $0                    $0
--------------------------------------------------------------------------------
2003               $212,800                 $0                    $0
--------------------------------------------------------------------------------

The  "Audit-Related  Fees"  were  billed for  services  in  connection  with the assessment of internal controls and additional related procedures.

                                       1

                               Non-Audit Services

The  following  table shows the amount of fees that  E&Y  billed  during the
Fund's last two fiscal years for non-audit  services.  For  engagements  entered into on or after May 6, 2003,  the Audit  Committee  pre-approved  all non-audit services that E&Y  provided to the Adviser and any  Affiliated  Fund Service
Provider that related directly to the Fund's operations and financial reporting.
The Audit Committee  requested and received  information  from E&Y about any non-audit  services that E&Y  rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee  considered this information in evaluating E&Y's independence.

--------------------------------------------------------------------------------
                          Total Non-Audit
                          Fees billed to
                           Adviser and
                           Affiliated           Total
                          Fund Service         Non-Audit
                           Providers             Fees
                          (engagements         billed to
                            related           Adviser and
                           directly to        Affiliated
            Total         the operations     Fund Service
Fiscal    Non-Audit       and financial        Providers
  Year    Fees Billed      reporting          (all other          Total of
 Ended     to Fund         of the Fund)       engagements)        (A), (B)
April 30      (A)              (B)               (C)               and (C)
--------------------------------------------------------------------------------
2004        $6,066             $0             $2,795,000         $2,801,066
--------------------------------------------------------------------------------
2003        $6,925             $0             $1,287,492         $1,294,417
--------------------------------------------------------------------------------

All other  engagement  fees were  billed for  services in  connection  with risk management  and  process  improvement  initiatives  for DeIM and  other  related entities that provide support for the operations of the fund.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

ITEM 8.         [RESERVED]

ITEM 9.         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders
may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the
Chairman of the Nominating and Governance Committee, Two International Place,
Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 10.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

During the filing period of the report, fund management identified a significant deficiency relating to the overall fund expense payment and accrual process.
This matter relates primarily to a bill payment processing issue. There was no material impact to shareholders, fund net asset value, fund performance or the accuracy of any fund's financial statements. Fund management discussed this matter with the Registrant's Audit Committee and auditors, instituted additional procedures to enhance its internal controls and will continue to develop additional controls and redesign work flow to strengthen the overall control environment associated with the processing and recording of fund expenses.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the filing period that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 11.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Cash Account Trust - Money Market Portfolio

By:                                 /s/Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               June 29, 2004
                                    ---------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                          Cash Account Trust - Money Market Portfolio

By:                                 /s/Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               June 29, 2004
                                    ---------------------------

By:                                 /s/Charles A. Rizzo
                                    ---------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               June 29, 2004
                                    ---------------------------